UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – February 13, 2007

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in charter)

STATE OF UTAH                                        1-8796                                87-0407509

(State or other jurisdiction of            (Commission File No.)             (I.R.S. Employer

incorporation or organization)                                                          Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

a.

On February 13, 2007, the Board of Directors of Questar Corporation ("Questar" or the "Company") approved restricted stock grants for the named executive officers of the Company and its subsidiaries and approved restricted stock grants or phantom stock grants for non-employee directors.  The Company made the following restricted stock grants:  Mr. Keith O. Rattie – 10,000 shares; Mr. S. E. Parks – 2,000 shares; Mr. Charles B. Stanley – 8,000 shares; Mr. Alan K. Allred – 2,000 shares; Mr. R. Allan Bradley – 2,000 shares. Non-employee directors each received 936 shares of restricted stock or phantom stock units. The vesting schedule for all grants except those of Messrs. Rattie and Stanley is one-third for each of three years beginning in 2008.  The vesting schedule for Messrs. Rattie and Stanley’s shares is one-third for each of three years beginning in 2009.  All of the grants were made pursuant to the terms of the Company's Long-term Stock Incentive Plan, which last received shareholder approval in May 2001. Copies of the forms of agreement for the restricted stock granted to officers and key employees, the form of agreement for the restricted stock granted to non-employee directors and the form of agreement for the phantom stock granted to non-employee directors are filed as exhibits under Item 9.01 Financial Statements and Exhibits.

b.

On February 13, 2007, the Board of Directors approved grants of stock options representing 40,000 shares each to Mr. Rattie and Mr. Stanley. The option price is $82.15. The options will vest one-third for each of three years beginning in 2009, and expire on February 13, 2015. The grants were made pursuant to the Company’s Long-term Stock Incentive Plan. A copy of the form of agreement for the option grants is attached under Item 9.01 Financial Statements and Exhibits.

c.

The Company's Board of Directors, on February 13, 2007, approved 2007 performance metrics for the Annual Management Incentive Plan  II ("AMIP II ") approved by shareholders in 2005.  The plan metrics include consolidated earnings per share and business unit net income performance metrics.  Other Market Resources performance metrics include net income for its major business units and Questar E&P production and cost targets. Questar Gas's additional performance metrics include customer service and operating and maintenance costs. Questar Pipeline's additional performance metrics are operating and maintenance costs per unit of contract demand and metrics related to the performance of its major pipeline units.  The Board also revised the percentage of base salary available to each of the names executive officers for participation in AMIP II   as follows: Mr. Rattie – 100%; Mr. Parks – 60%; Mr. Stanley – 85%; Mr. Allred – 60%; Mr. Bradley – 60%.  Mr. Stanley’s percentage includes his participation in the Market Resources Employee Plan.

d.

On February 13, 2007, the Company's Board of Directors also approved contingent bonuses under the Long-term Cash Incentive Plan (“LTCIP”) for the third performance period of 2007 through 2009 and approved the participants in the Plan. The Board also approved the payout for the first performance period 2004-2006 and revised the metrics for the Plan to add seven more peer companies and a stock price change modifier. The target bonuses under the LTCIP for the 2007-2009 performance period are: Mr. Rattie - $400,000; Mr. Parks - $200,000; Mr. Stanley - $300,000; Mr. Allred - $200,000; Mr. Bradley - $200,000.

Item 9.01   Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

          (c)   Exhibits.

Exhibit No.

Exhibit

10.1

Form of Restricted Stock Agreement dated February 13, 2007 for shares granted to certain key executives.

10.2

Form of Restricted Stock Agreement dated February 13, 2007 for shares granted to other officers and key employees.

10.3

Form of Restricted Stock Agreement dated February 13, 2007 for shares granted to non-employee directors.

10.4

Form of Phantom Stock Agreement dated February 13, 2007 for shares granted to non-employee directors.

10.5

Form of option agreement dated February 13, 2007 for options granted to certain key executives.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

February 16, 2007

/s/ Keith O. Rattie

Keith O. Rattie

Chairman, President and

Chief Executive Officer

Exhibit 10.1

QUESTAR CORPORATION

LONG-TERM STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made as of this _____ day of ___________, 2007 (the “Effective Date”), between Questar Corporation, a Utah corporation (the “Company”), and ________________ (the “Grantee”).

1.

Grant of Restricted Stock.  Subject to the terms and conditions of this Agreement and the Company’s Long-Term Stock Incentive Plan (the “Plan”), the Company hereby issues to Grantee _______ shares of the Company’s common stock, no par value (the “Restricted Stock”).  The Restricted Stock is issued as of the Effective Date and on such date has a Fair Market Value of $_______ per share.

2.

Restrictions.  Restricted Stock may not be sold, assigned, transferred by gift or otherwise, pledged, hypothecated, or otherwise disposed of, by operation of law or otherwise, and shall be subject to forfeiture in accordance with the provisions of Section 5, below, until Grantee becomes vested in the Restricted Stock.  Upon vesting, the restrictions in this Section 2 shall lapse, the Restricted Stock shall no longer be subject to forfeiture, and Grantee may transfer shares of Restricted Stock in accordance with the Securities Act of 1933 and other applicable securities laws.

3.

Enforcement of Restrictions.  To enforce the restrictions set forth in Section 2, shares of Restricted Stock may be held in electronic form in an account by the Company’s transfer agent or other designee until the restrictions set forth in Section 2 have lapsed with respect to such shares, or until this Agreement no longer is in effect.  In the event the Committee elects not to hold the shares in electronic form, the Restricted Stock may be evidenced in such manner as the Committee shall determine, including, but not limited to, the issuance of share certificates in the name of Grantee.  In such case, Grantee appoints the Secretary of the Company, or any other person designated by the Company as escrow agent, as attorney-in-fact to assign and transfer to the Company any shares of Restricted Stock forfeited by Grantee pursuant to Section 5 below, and shall, upon execution of this Agreement, deliver and deposit with Grantee’s attorney-in-fact any share certificates representing the Restricted Stock, together with a stock assignment duly endorsed in blank.  The stock assignment and any share certificates shall be held by Grantee’s attorney-in-fact until the restrictions set forth in Section 2 have lapsed with respect to the shares of Restricted Stock, or until this Agreement is no longer in effect.

4.

Vesting; Lapse of Restrictions.

(a)

General.  Except as provided otherwise in this Agreement, the Restricted Stock shall vest in full, and the restrictions set forth in Section 2 shall lapse in their entirety, over ____________ as follows:

The above vesting schedule (with each date of vesting referred to as the Vesting Date) is subject to Grantee remaining continuously employed by the Company or its subsidiaries or affiliates from the Effective Date through each Vesting Date.  Should any vested amount calculated above result in partial shares, such amount shall be rounded up to the next whole share, with adjustment made at the final Vesting Date.

(b)

Change in Control of the Company.  Immediately prior to the occurrence of a Change in Control of the Company, as defined in the Plan, any unvested shares of the Restricted Stock shall vest in full and the restrictions set forth in Section 2 shall lapse in their entirety.

5.

Termination of Employment; Forfeiture of Restriction Stock.

(a)

Death or Disability.  If the Grantee terminates employment with the Company and its subsidiaries and affiliates on account of death or Disability (as defined in the Plan) prior to any Vesting Date, any unvested shares of the Restricted Stock shall vest in full and the restrictions set forth in Section 2 shall lapse in their entirety.

(b)

Termination Without Cause or by Grantee for Good Reason.  If, prior to any Vesting Date, a) the Company (including its subsidiaries and affiliates) terminates Grantee’s employment without Cause, or b) if the Grantee terminates employment with the Company and its subsidiaries and affiliates for Good Reason, then any unvested shares of the Restricted Stock shall vest in full and the restrictions set forth in Section 2 shall lapse in their entirety.  For purposes of this Agreement, Cause and Good Reason shall have the meaning given such terms in the Employment Agreement between Grantee and Company dated February 1, 2004, as amended (Employment Agreement).

(c)

Other Terminations.  If the Company (including its subsidiaries and affiliates) terminates Optionee’s employment for Cause, or if the Grantee voluntary resigns his employment with the Company and its subsidiaries and affiliates for any reason (other than for Good Reason) prior to the any Vesting Date, the Grantee shall forfeit all unvested shares of Restricted Stock issued pursuant to this Agreement.

(d)

Manner of Forfeiture.  Any shares of Restricted Stock forfeited by Grantee pursuant to this Section 5 shall promptly be transferred to the Company without the payment of any consideration therefor, and Grantee, or Grantee’s attorney-in-fact, shall execute all documents and take all actions as shall be necessary or desirable to promptly effectuate such transfer.  On and after the time at which any shares are required to be transferred to the Company, the Company shall not pay any dividend to Grantee on account of such shares or permit Grantee to exercise any of the privileges or rights of a stockholder with respect to the shares but shall, in so far as permitted by law, treat the Company as owner of the shares.

6.

Effect of Prohibited Transfer.  If any transfer of Restricted Stock is made or attempted to be made contrary to the terms of this Agreement, the Company shall have the right to acquire for its own account, without the payment of any consideration therefor, such shares from the owner thereof or his transferee, at any time before or after such prohibited transfer. In addition to any other legal or equitable remedies it may have, the Company may enforce its rights to specific performance to the extent permitted by law and may exercise such other equitable remedies then available to it.  The Company may refuse for any purpose to recognize any transferee who receives shares contrary to the provisions of this Agreement as a stockholder of the Company and may retain and/or recover all dividends on such shares that were paid or payable subsequent to the date on which the prohibited transfer was made or attempted.

7.

Legend.  Any certificates representing Restricted Stock shall have affixed thereto the following legend:

“The shares of Stock represented by this certificate are subject to all of the terms of a Restricted Stock Agreement between Questar Corporation (the “Company”) and the registered owner (“Owner”) of this Certificate (the “Agreement”) and to the terms of the Company’s Long-Term Stock Incentive Plan (the “Plan”).  Copies of the Agreement and the Plan are on file at the office of the Company.  The Agreement, among other things, limits the right of the Owner to transfer the shares represented by this Certificate and provides in certain circumstances that all or a portion of the shares must be returned to the Company.”

8.

Rights of a Stockholder.  Subject to the restrictions imposed by Section 2 and the terms of any other relevant sections hereof, Grantee shall have all of the voting, dividend, liquidation and other rights of a stockholder with respect to the Restricted Stock.

9.

Adjustments to Restricted Stock.

(a)

Adjustment by Merger, Stock Split, Stock Dividend, Etc. If the Company’s common stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spinoff, combination of shares or otherwise), or if the number of such shares of stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Restricted Stock, the number and kind of shares of stock or other securities into which each outstanding share of Restricted Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be.

(b)

Other Distributions and Changes in the Stock. In the event there shall be any other change affecting the number or kind of the outstanding shares of the Company’s common stock, or any stock or other securities into which the stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in the shares of Restricted Stock, an adjustment shall be made in accordance with such determination.

(c)

General Adjustment Rules.  All adjustments relating to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Fractional shares resulting from any adjustment to the Restricted Stock pursuant to this Section 9 may be settled as the Committee shall determine.  Notice of any adjustment shall be given to Grantee.

(d)

Reservation of Rights.  The issuance of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

10.

Tax Consequences.  Set forth below is a brief summary as of the date of grant of certain United States federal income tax consequences of the award of the Restricted Stock.  THIS SUMMARY DOES NOT ADDRESS EMPLOYMENT, SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO

GRANTEE.  GRANTEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

Unless Grantee makes a Section 83(b) election as described below, Grantee shall recognize ordinary income at the time or times the shares of Restricted Stock are released from the restrictions in Section 2, in an amount equal to the Fair Market Value of the shares on such date(s) less the amount paid, if any, for such shares, and the Company shall be required to collect all applicable withholding taxes with respect to such income.

11.

Tax Withholding Obligations.  Upon taxation of the Restricted Stock, Grantee shall make appropriate arrangements with the Company to provide for payment of all applicable tax withholdings.  Grantee may elect to pay such withholdings to the Company in cash or to have such withholding deducted from his regular pay, or he may elect (a) to have the Company withhold from vested shares of Restricted Stock, a number of shares having an aggregate Fair Market Value equal to the minimum amount required to be withheld or such lesser amount as may be elected by Grantee; provided however, that the amount of stock so withheld shall not result in an accounting charge to the Company, or (b) to transfer to the Company a number of shares that were acquired by Grantee more than six months prior to the transfer to the Company (or such longer period as is requested by the Committee in order to avoid an accounting charge to the Company) and that have an aggregate Fair Market Value equal to the amount required to be withheld or such lesser or greater amount as may be elected by Grantee, up to Grantee’s marginal tax payment obligations associated with the taxation of the Restricted Stock.  All elections shall be subject to the approval or disapproval of the Committee.  The value of shares withheld or transferred shall be based on the Fair Market Value of the stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  Any election to have shares withheld or transferred for this purpose will be subject to the following restrictions:

(i)

All elections must be made prior to the Tax Date (there may be separate Tax Dates for separate vesting periods).

(ii)

All elections once made shall be irrevocable.

(iii)

If Grantee is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), Grantee must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of stock to satisfy such tax withholding obligation.

12.

Section 83(b) Election.  Grantee hereby acknowledges that he has been informed that he may file with the Internal Revenue Service, within 30 days of the Effective Date, an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed as of the Effective Date on the amount by which the Fair Market Value of the Restricted Stock as of such date exceeds the price paid for such shares, if any.

IF GRANTEE CHOOSES TO FILE AN ELECTION UNDER SECTION 83(b) OF THE CODE, GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF GRANTEE REQUESTS THE

COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON GRANTEE’S BEHALF.

BY SIGNING THIS AGREEMENT, GRANTEE REPRESENTS THAT HE HAS REVIEWED WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS.  GRANTEE UNDERSTANDS AND AGREES THAT HE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

13.

Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by hand delivery or by first class registered or certified mail, postage prepaid, addressed, if to the Company, to its Corporate Secretary, and if to Grantee, to his address now on file with the Company, or to such other address as either may designate in writing.  Any notice shall be deemed to be duly given as of the date delivered in the case of personal delivery, or as of the second day after enclosed in a properly sealed envelope and deposited, postage prepaid, in a United States post office, in the case of mailed notice.

14.

Amendment.  Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and Grantee, and approved by the Committee.

15.

Relationship to Plan.  This Agreement shall not alter the terms of the Plan. If there is a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall prevail.  Capitalized terms used in this Agreement but not defined herein shall have the meaning given such terms in the Plan.

16.

Construction; Severability.  The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

17.

Waiver.  Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Committee appointed under the Plan, but only to the extent permitted under the Plan.

18.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, executors, administrators, legal representatives, successors and assigns.

19.

Rights to Employment.  Nothing contained in this Agreement shall be construed as giving the Grantee any right to be retained in the employ of the Company and this Agreement is limited solely to governing the rights and obligations of Grantee with respect to the Restricted Stock.

20.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the choice of law principles thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GRANTEE

QUESTAR CORPORATION

by

[Name]

Exhibit 10.2

QUESTAR CORPORATION

LONG-TERM STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) is made as of this ___ day of ___________, 2007 (the “Effective Date”), between Questar Corporation, a Utah corporation (the “Company”), and ________________ (the “Grantee”).

1.

Grant of Restricted Stock.  Subject to the terms and conditions of this Agreement and the Company’s Long-Term Stock Incentive Plan (the “Plan”), the Company hereby issues to Grantee _______ shares of the Company’s common stock, no par value (the “Restricted Stock”).  The Restricted Stock is issued as of the Effective Date and on such date has a Fair Market Value of $_______ per share.

2.

Restrictions.  Restricted Stock may not be sold, assigned, transferred by gift or otherwise, pledged, hypothecated, or otherwise disposed of, by operation of law or otherwise, and shall be subject to forfeiture in accordance with the provisions of Section 5, below, until Grantee becomes vested in the Restricted Stock.  Upon vesting, the restrictions in this Section 2 shall lapse, the Restricted Stock shall no longer be subject to forfeiture, and Grantee may transfer shares of Restricted Stock in accordance with the Securities Act of 1933 and other applicable securities laws.

3.

Enforcement of Restrictions.  To enforce the restrictions set forth in Section 2, shares of Restricted Stock may be held in electronic form in an account by the Company’s transfer agent or other designee until the restrictions set forth in Section 2 have lapsed with respect to such shares, or until this Agreement no longer is in effect.  In the event the Committee elects not to hold the shares in electronic form, the Restricted Stock may be evidenced in such manner as the Committee shall determine, including, but not limited to, the issuance of share certificates in the name of Grantee.  In such case, Grantee appoints the Secretary of the Company, or any other person designated by the Company as escrow agent, as attorney-in-fact to assign and transfer to the Company any shares of Restricted Stock forfeited by Grantee pursuant to Section 5 below, and shall, upon execution of this Agreement, deliver and deposit with Grantee’s attorney-in-fact any share certificates representing the Restricted Stock, together with a stock assignment duly endorsed in blank.  The stock assignment and any share certificates shall be held by Grantee’s attorney-in-fact until the restrictions set forth in Section 2 have lapsed with respect to the shares of Restricted Stock, or until this Agreement is no longer in effect.

4.

Vesting; Lapse of Restrictions.

(a)

General.  Except as provided otherwise in this Agreement, the Restricted Stock shall vest in full, and the restrictions set forth in Section 2 shall lapse in their entirety, over ____________ as follows:

The above vesting schedule (with each date of vesting referred to as the Vesting Date) is subject to Grantee remaining continuously employed by the Company or its subsidiaries or affiliates from the Effective Date through each Vesting Date.  Should any vested amount calculated above result in partial shares, such amount shall be rounded up to the next whole share, with adjustment made at the final Vesting Date.

(b)

Change in Control of the Company.  Immediately prior to the occurrence of a Change in Control of the Company, as defined in the Plan, any unvested shares of the Restricted Stock shall vest in full and the restrictions set forth in Section 2 shall lapse in their entirety.

5.

Termination of Employment; Forfeiture of Restriction Stock.

(a)

Death or Disability.  If the Grantee terminates employment with the Company and its subsidiaries and affiliates on account of death or Disability (as defined in the Plan) prior to any Vesting Date, any unvested shares of Restricted Stock shall vest in full and the restrictions set forth in Section 2 shall lapse in their entirety.

(b)

Other Terminations.  If the Grantee terminates employment with the Company and its subsidiaries and affiliates for any reason other than death or Disability prior to any Vesting Date, the Grantee shall forfeit all unvested shares of Restricted Stock issued pursuant to this Agreement.

(c)

Manner of Forfeiture.  Any shares of Restricted Stock forfeited by Grantee pursuant to this Section 5 shall promptly be transferred to the Company without the payment of any consideration therefor, and Grantee, or Grantee’s attorney-in-fact, shall execute all documents and take all actions as shall be necessary or desirable to promptly effectuate such transfer.  On and after the time at which any shares are required to be transferred to the Company, the Company shall not pay any dividend to Grantee on account of such shares or permit Grantee to exercise any of the privileges or rights of a stockholder with respect to the shares but shall, in so far as permitted by law, treat the Company as owner of the shares.

6.

Effect of Prohibited Transfer.  If any transfer of Restricted Stock is made or attempted to be made contrary to the terms of this Agreement, the Company shall have the right to acquire for its own account, without the payment of any consideration therefor, such shares from the owner thereof or his transferee, at any time before or after such prohibited transfer. In addition to any other legal or equitable remedies it may have, the Company may enforce its rights to specific performance to the extent permitted by law and may exercise such other equitable remedies then available to it.  The Company may refuse for any purpose to recognize any transferee who receives shares contrary to the provisions of this Agreement as a stockholder of the Company and may retain and/or recover all dividends on such shares that were paid or payable subsequent to the date on which the prohibited transfer was made or attempted.

7.

Legend.  Any certificates representing Restricted Stock shall have affixed thereto the following legend:

“The shares of Stock represented by this certificate are subject to all of the terms of a Restricted Stock Agreement between Questar Corporation (the “Company”) and the registered owner (“Owner”) of this Certificate (the “Agreement”) and to the terms of the Company’s Long-Term Stock Incentive Plan (the “Plan”).  Copies of the Agreement and the Plan are on file at the office of the Company.  The Agreement, among other things, limits the right of the Owner to transfer the shares represented by this Certificate and provides in certain circumstances that all or a portion of the shares must be returned to the Company.”

8.

Rights of a Stockholder.  Subject to the restrictions imposed by Section 2 and the terms of any other relevant sections hereof, Grantee shall have all of the voting, dividend, liquidation and other rights of a stockholder with respect to the Restricted Stock.

9.

Adjustments to Restricted Stock.

(a)

Adjustment by Merger, Stock Split, Stock Dividend, Etc. If the Company’s common stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spinoff, combination of shares or otherwise), or if the number of such shares of stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Restricted Stock, the number and kind of shares of stock or other securities into which each outstanding share of Restricted Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be.

(b)

Other Distributions and Changes in the Stock. In the event there shall be any other change affecting the number or kind of the outstanding shares of the Company’s common stock, or any stock or other securities into which the stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in the shares of Restricted Stock, an adjustment shall be made in accordance with such determination.

(c)

General Adjustment Rules.  All adjustments relating to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Fractional shares resulting from any adjustment to the Restricted Stock pursuant to this Section 9 may be settled as the Committee shall determine.  Notice of any adjustment shall be given to Grantee.

(d)

Reservation of Rights.  The issuance of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

10.

Tax Consequences.  Set forth below is a brief summary as of the date of grant of certain United States federal income tax consequences of the award of the Restricted Stock.  THIS SUMMARY DOES NOT ADDRESS EMPLOYMENT, SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO GRANTEE.  GRANTEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

Unless Grantee makes a Section 83(b) election as described below, Grantee shall recognize ordinary income at the time or times the shares of Restricted Stock are released from the restrictions in Section 2, in an amount equal to the Fair Market Value of the shares on such date(s) less the amount paid, if any, for such shares, and the Company shall be required to collect all applicable withholding taxes with respect to such income.

11.

Tax Withholding Obligations.  Upon taxation of the Restricted Stock, Grantee shall make appropriate arrangements with the Company to provide for payment of all applicable tax withholdings.  Grantee may elect to pay such withholdings to the Company in cash or to have such withholding deducted from his regular pay, or he may elect (a) to have the Company withhold from vested shares of Restricted Stock, a number of shares having an aggregate Fair Market Value equal to the minimum amount required to be withheld or such lesser amount as may be elected by Grantee; provided however, that the amount of stock so withheld shall not result in an accounting charge to the Company, or (b) to transfer to the Company a number of shares that were acquired by Grantee more than six months prior to the transfer to the Company (or such longer period as is requested by the Committee in order to avoid an accounting charge to the Company) and that have an aggregate Fair Market Value equal to the amount required to be withheld or such lesser or greater amount as may be elected by Grantee, up to Grantee’s marginal tax payment obligations associated with the taxation of the Restricted Stock.  All elections shall be subject to the approval or disapproval of the Committee.  The value of shares withheld or transferred shall be based on the Fair Market Value of the stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  Any election to have shares withheld or transferred for this purpose will be subject to the following restrictions:

(i)

All elections must be made prior to the Tax Date (there may be separate Tax Dates for separate vesting periods).

(ii)

All elections once made shall be irrevocable.

(iii)

If Grantee is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), Grantee must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of stock to satisfy such tax withholding obligation.

12.

Section 83(b) Election.  Grantee hereby acknowledges that he has been informed that he may file with the Internal Revenue Service, within 30 days of the Effective Date, an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed as of the Effective Date on the amount by which the Fair Market Value of the Restricted Stock as of such date exceeds the price paid for such shares, if any.

IF GRANTEE CHOOSES TO FILE AN ELECTION UNDER SECTION 83(b) OF THE CODE, GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON GRANTEE’S BEHALF.

BY SIGNING THIS AGREEMENT, GRANTEE REPRESENTS THAT HE HAS REVIEWED WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS.  GRANTEE UNDERSTANDS AND AGREES THAT HE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

13.

Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by hand delivery or by first class registered or certified mail, postage prepaid, addressed, if to the Company, to its Corporate Secretary, and if to Grantee, to his

address now on file with the Company, or to such other address as either may designate in writing.  Any notice shall be deemed to be duly given as of the date delivered in the case of personal delivery, or as of the second day after enclosed in a properly sealed envelope and deposited, postage prepaid, in a United States post office, in the case of mailed notice.

14.

Amendment.  Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and Grantee.

15.

Relationship to Plan.  This Agreement shall not alter the terms of the Plan. If there is a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall prevail.  Capitalized terms used in this Agreement but not defined herein shall have the meaning given such terms in the Plan.

16.

Construction; Severability.  The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

17.

Waiver.  Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Committee appointed under the Plan, but only to the extent permitted under the Plan.

18.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, executors, administrators, legal representatives, successors and assigns.

19.

Rights to Employment.  Nothing contained in this Agreement shall be construed as giving the Grantee any right to be retained in the employ of the Company and this Agreement is limited solely to governing the rights and obligations of Grantee with respect to the Restricted Stock.

20.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the choice of law principles thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GRANTEE

QUESTAR CORPORATION

    By______________________________

[Name]

 Exhibit 10.3

Restricted Stock Agreement

This Restricted Stock Agreement (“Agreement”) is dated___________, 2007 and is between Questar Corporation, a Utah corporation (the “Company”) and __________ (the “Director”).

WHEREAS, the Management Performance Committee of the Company's Board of Directors, as the designated administrator of the Long-term Stock Incentive Plan (“Plan”), is awarding the Director restricted shares of the Company’s common stock, without par value (“Common Stock”), as of______________, pursuant to the terms of the Plan and as further described in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

Award.  The Director is hereby granted ______ restricted shares of the Company’s Common Stock.

2.

Award Restrictions.  The shares of Common Stock covered by this award shall vest over four years, with one-third (___ shares) vesting on or about _____________, one-third (___ shares) vesting on or about _____________, and one-third (___ shares) vesting on or about _____________.

When each installment of Common Stock vests, the Company shall prepare and deliver a stock certificate to the Director that represents the number of shares so vested.  During the restriction period, the Director cannot transfer, sell, assign, exchange, pledge, or otherwise dispose of any shares of Common Stock covered by this award that are not vested.

3.

Stock Registration/Certificates.  The shares of Common Stock covered by this Agreement shall be registered on the Company’s books in the Director’s name as of the date of this Agreement. During the restriction period, the Director shall be entitled to all rights of a stockholder of the Company, including the right to vote the shares and receive dividends and/or distributions declared on such shares.

4.

Service.  If the Director terminates service as a director with the Company for any reason other than death, disability, mandatory retirement at age 72, or failure to be renominated for continued election for some reason other than performance of duties, the Director shall not be entitled to receive any portion of the shares covered by this Agreement that have not vested.  If the Director’s service terminates as a result of a specified reason (death, disability, mandatory retirement, or failure to be renominated for continued election for some reason other than performance of duties) the Director (or his beneficiary in the event of his death) shall be entitled to receive the shares.

5.

Change in Control. In the event of a Change in Control of the Company (as defined in the Plan), the shares covered by this Agreement shall immediately vest and become nonforfeitable.

6.

Right to Continued Service.  This Agreement shall not confer upon the Director any right with respect to continuation of service by the Company or limit in any way the right of the Company's Board of Directors or shareholders to terminate the Director’s service.

7.

Registered Shares.  The shares of Common Stock covered by this Agreement are included in the shares reserved under the Plan and have been registered with the Securities and Exchange Commission.

8.

Binding Nature of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Director and his estate or heirs in the event of the Director’s death.

9.

Notice.  Unless waived by the Company, any notice to the Company required or relating to this Agreement shall be in writing and addressed to it in care of the Company’s Chairman of the Board at its principal place of business.

10.

Amendment.  This Agreement may not be amended without the Director’s written consent.

11.

Entire Agreement.  This Agreement contains the entire understanding of the parties to it concerning the Company’s obligation to grant Director shares of Common Stock.

IN WITNESS WHEREOF, the parties have executed this Agreement effective______________, 2007.

QUESTAR CORPORATION

By______________________________

Director

By______________________________

[name]

Exhibit 10.4

Phantom Stock Agreement

This Phantom Stock Agreement (“Agreement”) is dated__________, 2007, and is between Questar Corporation, a Utah corporation (the “Company”) and _____________ (the “Director”).

WHEREAS, the Management Performance Committee of the Company's Board of Directors, as the designated administrator of the Long-term Stock Incentive Plan ("Plan"), is awarding the Director restricted phantom stock units (“Phantom Stock”), as of February 14, 2006, as further described in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

Award.  The Director is hereby granted ______ restricted shares of Phantom Stock.  As used in this Agreement, shares of Phantom Stock mirror shares of the Company's common stock. They are credited with dividends at the same rate dividends are paid on the Company's common stock, and such credited dividends are reinvested in additional shares of Phantom Stock.

2.

Award Restrictions.  The shares of Phantom Stock covered by this award shall vest over four years, with one-third (_____ shares) vesting on or about ______________, one-third (_____ shares) vesting on or about ______________, and one-third (_____ shares) vesting on or about ______________.  For purposes of this Agreement, the term "vested" simply means that the Phantom Stock is no longer subject to forfeiture.

3.

Service.  If the Director terminates service as a director with the Company for any reason other than death, disability, mandatory retirement at age 72, or failure to be renominated for continued election for some reason other than performance of duties, the Director shall not be entitled to receive the cash value of any Phantom Stock covered by this Agreement that have not vested.  If the Director's service terminates as a result of a specified reason (death, disability, mandatory retirement, or failure to be renominated for continued election for some reason other than performance of duties), the Director (or his beneficiary in the event of his death) shall be entitled to receive the cash value of the shares of Phantom Stock.

4.

Cash Value Determination and Time of Payment.  The cash value of the shares of Phantom Stock shall be calculated in the manner specified in the Deferred Compensation Plan for Directors, i.e., the closing price of the Company's common stock on the last business day of the calendar month preceding the month of payment.  The payment of the value of the shares of Phantom Stock shall be paid in a manner consistent with the Director's election for compensation handled under the Deferred Compensation Plan for Directors.

5.

Change in Control. In the event of a Change in Control of the Company (as defined in the Plan), the Phantom Stock covered by this Agreement shall immediately vest and become nonforfeitable.

6.

Right to Continued Service.  This Agreement shall not confer upon the Director any right with respect to continuation of service by the Company or limit in any way the right of the Company's Board of Directors or shareholders to terminate the Director’s service.

7.

Binding Nature of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Director and his estate or heirs in the event of the Director’s death.

8.

Notice.  Unless waived by the Company, any notice to the Company required or relating to this Agreement shall be in writing and addressed to it in care of the Company’s Chairman of the Board at its principal place of business.

9.

Amendment.  This Agreement may not be amended without the Director’s written consent.

10.

Entire Agreement.  This Agreement contains the entire understanding of the parties to it concerning the Company’s obligation to grant the Director shares of Common Stock or Phantom Stock.

IN WITNESS WHEREOF, the parties have executed this Agreement effective________________, 2007.

QUESTAR CORPORATION

By______________________________

Director

By______________________________

      [Name]

Exhibit 10.5

QUESTAR CORPORATION

LONG-TERM STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is made effective as of _____________________ (the “Effective Date”), between Questar Corporation, a Utah corporation (the “Company”), and _________________ (“Optionee”).

1.

Grant of Option. Subject to the terms of this Agreement and the Company’s Long-term Stock Incentive Plan (the “Plan”), the Company grants Optionee an option (“Option”) to purchase _______________ shares of the Company’s common stock, no par value (“Common Stock”), at a price of $_________ per share.  The grant is made and the Option is effective as of Effective Date.  The Option is a Nonqualified Stock Option.

2

Vesting; Exercisability.  Unless sooner vested in accordance with this Agreement, one-third of the Option shares shall vest on each of the following dates: ___________, ____________ and ______________, provided Optionee remains continuously employed by the Company or its subsidiaries or affiliates from the Effective Date through such dates.  Once vested, the Option shall be exercisable in whole or in part, as elected by Optionee from time to time, until the Option expires in accordance with Sections 4 or 5, below.  Notwithstanding the terms of the preceding sentence, and the terms of the employment agreement between the Company and Optionee dated February 1, 2004 (the “Employment Agreement”), in no event shall the Option be exercisable, even if vested, prior to the date that is six months from the Effective Date (the “Six Month Anniversary Date”).

3.

Exercise of Option.

(a)

Procedure for Exercise.  If electing to exercise this Option as to all or a part of the shares covered by this Option, the Optionee shall give written notice to the Company of such election and of the number of shares he has elected to purchase, in such form as the Company’s Management Performance Committee (the “Committee”) shall have prescribed or approved, and shall, at the time of exercise, tender the full purchase price of the shares he has elected to purchase and make arrangements satisfactory to the Committee with respect to any withholding taxes required to be paid in connection with the exercise of the Option.  The Optionee may pay the purchase price using any of the following methods, or a combination thereof:

(i)

in cash,

(ii)

by certified check, cashier’s check, or wire transfer, or

(iii)

 with the approval of the Committee at or prior to exercise, by tendering to the Company shares of Common Stock owned by Optionee for more than six months (or such other period as the Committee determines is necessary to avoid adverse financial accounting treatment) having a Fair Market Value on the date of exercise equal to the value of the shares purchased under this Agreement.

(b)

Issuance of Shares.  Upon exercise of the Option, the Company shall transfer the purchased shares to Optionee by delivering a properly executed stock certificate for the shares in his name, or, if so elected by the Company, by transferring the shares to him electronically in accordance with procedures established by the Committee.

4.

Expiration of Option; Termination of Employment.  The Option shall expire at 11:59 P.M. on ___________________ (the “Expiration Date”), or, if earlier, (i) upon a Change in Control of the Company pursuant to Section 5(b), or (ii) following termination of Optionee’s employment as provided in this Section 4.  Whether an authorized leave of absence for military or governmental service shall constitute a termination of employment for purposes of this Agreement shall be determined by the Committee.

(a)

Termination for Cause; Voluntary Resignation. If the Company terminates Optionee’s employment for Cause, or if the Optionee voluntarily resigns his employment (other than for Good Reason or upon an Approved Retirement, each as defined below), then Optionee shall be permitted to exercise the Option for 30 days following the date of termination, but not thereafter.  In any such case, the Option may be exercised only to the extent it was vested prior to Optionee’s termination of employment.  For purposes of this Agreement, Cause shall have the meaning given such term in the Employment Agreement.

(b)

Termination Without Cause or by Optionee for Good Reason.  If the Company terminates Optionee’s employment without Cause, or if the Optionee terminates employment for Good Reason, then the Option shall vest in full regardless of whether the employment-related vesting condition in Section 2 has been satisfied, and Optionee shall be permitted to exercise the Option for 30 days following the date of termination, but not thereafter.  For purposes of this Agreement, Good Reason shall have the meaning given such term in the Employment Agreement.

(c)

Termination as a Result of Disability or Death. In the event Optionee’s employment is terminated because of his death or Disability, the Option shall vest in full regardless of whether the employment-related vesting condition in Section 2 has been satisfied, and Optionee or his legal guardian in the event of Disability, or the individual entitled to exercise the Option under his will or the applicable laws of descent and distribution in the event of his death, may exercise the Option for a period of 12 months following the date of termination, but not thereafter.  For purposes of this Agreement, Disability shall have the meaning given such term in the Employment Agreement.

(d)

Termination upon an Approved Retirement.  In the event Optionee terminates employment upon an Approved Retirement, then the Option shall vest in full regardless of whether the employment-related vesting condition in Section 2 has been satisfied, and the Optionee shall be permitted to exercise the option for three years following the date of termination, but not thereafter.  Notwithstanding the foregoing, Optionee shall forfeit any unexercised portion of the Option if he accepts employment or provides consulting services to a direct competitor within one year of an Approved Retirement.  For purposes of this Agreement, an Approved Retirement shall mean the Optionee’s retirement on or after age 55 with 10 years of continuous service with the Company.

(e)

Termination Following a Change in Control.  In the event Optionee terminates employment for any reason within one year following a Change in Control of the Company, the Option, if still outstanding following the application of Section 5(b), below, shall have vested in full, and the Optionee shall be permitted to exercise the Option, for the longer of (i) one year following the date of termination, or (ii) the post-termination exercise period described in subsection (a), (b), (c), or (d), above that is otherwise applicable to the Optionee’s termination of employment.  For purposes of this Agreement, Change in Control of the Company shall have the meaning given such term in the Plan.

(f)

Death Following Termination of Employment. In the event Optionee dies after terminating employment but prior to the expiration of the applicable post-termination exercise period described in subsection (a), (b), (c), (d), or (e), above, then the individual entitled to exercise the Option under Optionee’s will or under applicable laws of descent and distribution shall be entitled to exercise the Option for the longer of (i) one year following the date of death, or (ii) the post-termination exercise period described in subsection (a), (b), (c), (d), or (e), above that was initially applicable to Optionee’s termination of employment.  In such case, the Option may be exercised only to the extent it is then vested.

(g)

Enforcement of Six-Month Exercise Rule; Extension of Post-Termination Exercise Period.  In accordance with Section 2, above, and notwithstanding anything to the contrary in this Section 4, in no event shall the Option be exercisable, even if vested, prior to the Six Month Anniversary Date.  In the event all or any portion of the Option is vested but would otherwise expire prior to the Six Month Anniversary Date under the provisions of subsection (a) or (b), above, the applicable post-termination Option exercise period shall automatically be extended to a date thirty days immediately following the Six Month Anniversary Date.

(f)

No Extension Beyond Expiration Date. Neither Optionee nor any person claiming under or through Optionee shall be permitted to exercise any portion of the Option after the Expiration Date.

5.

Change in Control of the Company.

(a)

Accelerated Vesting.  This Option shall become fully vested and exercisable upon approval by the Company’s Board of Directors of a transaction constituting a Change of Control of the Company, regardless of whether the employment-related vesting condition in Section 2 has been satisfied.

(b)

Accelerated Expiration; Assumption or Substitution.  This Option shall terminate and cease to be outstanding, if, pursuant to a Change in Control of the Company, there is a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, unless the successor corporation in the transaction assumes and continues this Option or substitutes a new option for this Option on terms comparable to this Option.

6.

Adjustments to Option. The number of shares of Common Stock covered by the Option and the price to be paid therefor shall be subject to adjustment as follows:

(a)

Merger, Stock Split, Stock Dividend, Etc.  In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Common Stock subject to this Option the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock of the Company shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. The Option shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events.

(b)

Other Distributions and Changes in the Stock.  If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Company or of any stock or other securities into which such stock shall have been changed or for which it shall have been exchanged, and if the Committee, in its sole discretion, shall determine that such change equitably requires an adjustment in this Option, then such adjustment shall be made in accordance with such determination.

(c)

General Adjustment Rules.  All adjustments relating to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Fractional shares resulting from any adjustment in this Option pursuant to this Section 6 may be settled as the Committee shall determine.  Notice of any adjustment shall be given to Optionee.

(d)

Reservation of Rights.  The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

7.

Tax Withholding Obligations.  The Company’s obligation to issue Common Stock pursuant to the exercise of this Option shall be subject to the requirement that the Optionee make appropriate arrangements with the Company to provide for payment of all applicable tax withholdings.  The Optionee may elect to pay such withholdings to the Company in cash or to have such withholding deducted from his regular pay, or he may elect (a) to have the Company withhold from shares otherwise issuable to Optionee, shares having an aggregate Fair Market Value equal to the minimum amount required to be withheld or such lesser amount as may be elected by Optionee; provided however, that the amount of stock so withheld shall not result in an accounting charge to the Company, or (b) to transfer to the Company a number of shares that were acquired by Optionee more than six months prior to the transfer to the Company (or such longer period as is requested by the Committee in order to avoid an accounting charge to the Company) and that have an aggregate Fair Market Value equal to the amount required to be withheld or such lesser or greater amount as may be elected by the Participant, up to Optionee’s marginal tax payment obligations associated with the Option exercise.  All elections shall be subject to the approval or disapproval of the Committee.  The value of shares withheld or transferred shall be based on the Fair Market Value of the stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  Any election to have shares withheld or transferred for this purpose will be subject to the following restrictions:

(i)

All elections must be made prior to the Tax Date.

(ii)

All elections shall be irrevocable.

(iii)

If the Optionee is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), the Optionee must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of stock to satisfy such tax withholding obligation.

8.

Special Limitation.  If so provided under the terms of the Questar Corporation Employee Investment Plan (the “Investment Plan”), the Optionee will be prohibited from exercising the Option granted by this Agreement, in whole or in part, at any time that he is suspended from making 401(k) contributions to the Investment Plan as a result of receiving a hardship withdrawal from such plan.

9.

Transferability.

(a)

In General: No Lifetime Transfers.  Except as provided in subsection (b), below, the Option may not be transferred except by will or pursuant to the laws of descent and distribution, and it shall be exercisable during the Optionee’s life only by him, or in the event of Disability or incapacity, by his guardian or legal representative, and after his death, only by those entitled to do so under his will or the applicable laws of descent and distribution. Except as specifically provided herein, any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or any right or privilege granted hereunder, or any levy, attachment, or similar process upon the rights and privileges herein conferred, shall be null and void.

(b)

Inter-Vivos Transfer to a Family Member.  The Optionee may transfer the Option, once it is vested, to a Family Member or to a trust of which Family Members are the only beneficiaries (an “Inter-Vivos Transferee”).  No transfer shall be effective unless the Optionee notifies the Company of the transfer in writing and furnishes a copy of the documents that effect the transfer to the Company.  The Inter-Vivos Transferee shall be subject to all of the terms of this Agreement, including, but not limited to, the vesting schedule, termination provisions, and the manner in which the Option may be exercised.  The Committee may require that the Optionee and the Inter-Vivos Transferee enter into an appropriate agreement with the Company providing for, among other things, the satisfaction of required tax withholding with respect to the exercise of the transferred Option and such other terms and conditions as may be specified by the Committee.  Except to the extent provided otherwise in such agreement, the Inter-Vivos Transferee shall have all of the rights and obligations of the Optionee under this Agreement and the Plan; provided, however, that the Inter-Vivos Transferee shall not have any Common Stock withheld to pay withholding taxes unless the agreement referred to in the preceding sentence specifically provides otherwise.

10.

No Rights as Stockholder Prior to Exercise. The Optionee or his transferee shall have no rights as a stockholder with respect to any shares covered by this Option until the date the shares are transferred electronically or the stock certificate is issued evidencing ownership of the shares. Except as otherwise provided in this Agreement, no adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities or other property, or distributions or other rights, for which the record date is prior to the date the shares are transferred electronically or the stock certificate is issued.

11.

Authority of Committee.  Under the Plan, the Committee is vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon the Optionee and any person claiming under or through the Optionee.

12.

No Right to Continued Employment. Nothing contained in this Agreement shall confer upon the Optionee any right to remain in the employ of the Company or any of its subsidiaries, nor limit in any way the right of the Company to terminate his employment at any time, with or without Cause.

13.

Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and the Option Holder and their respective heirs, executors, administrators, legal representatives, successors and assigns.

14.

Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by hand delivery or by first class registered or certified mail, postage prepaid, addressed, if to the Company, to its Corporate Secretary, and if to Optionee, to his address now on file with the Company, or to such other address as either may designate in writing.  Any notice shall be deemed to be duly given as of the date delivered in the case of personal delivery, or as of the second day after enclosed in a properly sealed envelope and deposited, postage prepaid, in a United States post office, in the case of mailed notice.

15.

 Relationship to Plan.  This Agreement shall not alter the terms of the Plan.  If there is a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall prevail.  Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan.

16.

Amendment.  Except as provided herein or in the Plan, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

17.

Construction; Severability.  The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

18.

Compliance with Securities Laws.  This Agreement shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Stock subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of such shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee.  Nothing herein shall be deemed to require the Company to apply for or obtain such listing, registration or qualification.

19.

Governing Law.  This Agreement shall be construed in accordance with the laws of the state of Utah, without regard to the choice of law principles thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on this ____ day of __________, 2007.

OPTIONEE

QUESTAR CORPORATION

____________________________

by_________________________